Exhibit 10.2

SUBSCRIPTION AGREEMENT

February 9, 2024

Keyarch Acquisition Corporation

275 Madison Avenue, 39th Floor

New York, New York 10016

Attn: Kai Xiong, Chief Executive Officer

Zooz Power Ltd.

13 Hamelacha St., Lod 7152025, Israel

Attn: Boaz Weizer, Chief Executive Officer

Ladies and Gentlemen:

In connection with the proposed business combination transaction (the “Transaction”) between Keyarch Acquisition Corporation, a Cayman Islands exempted company (“KAC”), and Zooz Power Ltd., an Israeli corporation (“ZOOZ”), pursuant to that certain Business Combination Agreement, dated as of July 30, 2023 (as it may be amended, restated and/or supplemented from time to time in accordance with its terms, the “Transaction Agreement”), by and among KAC, ZOOZ, Zooz Power Cayman, a Cayman Islands exempted company and a wholly-owned subsidiary of ZOOZ (“Merger Sub”), and certain other parties named therein, KAC is seeking commitments to purchase Class A ordinary shares, par value $0.0001 per share, of KAC (the “Class A Shares”), for a purchase price of $10.00 per share (the “Purchase Price”), in a private placement to be conducted by KAC (the “Offering”). Pursuant to the Transaction Agreement, upon the consummation of the transactions contemplated by the Transaction Agreement (the “Transaction Closing”), among other things, (a) Merger Sub shall merge with and into KAC, with KAC continuing as the surviving entity and a wholly-owned subsidiary of ZOOZ, and (b) each Class A Share and Class B ordinary share of KAC issued and outstanding immediately prior to the effective time of the merger shall no longer be outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive merger consideration consisting of ordinary shares of ZOOZ (“ZOOZ Shares”), all upon the terms and subject to the conditions set forth in the Transaction Agreement and in accordance with applicable law. In connection with the Transaction, and in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned subscriber (the “Subscriber”), KAC and ZOOZ agree in this subscription agreement (this “Subscription Agreement”) as follows:

1. Subscription.

(a) As of the date written above, the Subscriber hereby irrevocably subscribes for and agrees to purchase from KAC, and KAC irrevocably agrees to sell to the Subscriber, such number of Class A Shares as is set forth on the signature page of this Subscription Agreement. The Class A Shares, together with any equity securities of ZOOZ that may be issued in exchange therefor in connection with the Transaction (the “Consideration Shares”), are collectively referred to herein as the “Shares”. The Subscriber agrees to purchase the Shares at the Purchase Price per Share and on the terms provided for herein.

(b) Notwithstanding anything to the contrary contained in this Subscription Agreement, if, after the date of this Subscription Agreement, the Subscriber has acquired or hereafter acquires ownership of Class A Shares in the open market or in privately negotiated transactions with third parties (along with any related rights to redeem or convert such Class A Shares in connection with any redemption conducted by KAC in accordance with KAC’s organizational documents and the IPO Prospectus (as defined below) in conjunction with the Transaction Closing (the “Closing Redemption”) or in conjunction with an amendment of KAC’s organizational documents to extend its deadline to consummate its Business Combination (as defined below) (an “Extension Redemption”, and the Closing Redemption or any Extension Redemption, a “Redemption”)) prior to KAC’s meeting of shareholders to approve the Transaction (the “Transaction Meeting”) and the Subscriber does not redeem or convert such Class A Shares in connection with any Redemption (including revoking any prior redemption or conversion elections made with respect to such Class A Shares) (such Class A Shares, “Non-Redeemed Shares”), the number of Shares for which the Subscriber is obligated and has the right to purchase under this Subscription Agreement shall be reduced by the number of Non-Redeemed Shares; provided, that promptly upon KAC’s request, the Subscriber will provide KAC with documentary evidence reasonably requested by KAC to evidence such Non-Redeemed Shares.

2. Closing; Issuance and Delivery of Shares.

(a) The closing of the sale of Shares contemplated hereby (the “Closing”, and the date that the Closing actually occurs, the “Closing Date”) shall occur after the satisfaction (or waiver) of the conditions to the Closing set forth in Section 3 below. Subject to the foregoing, the Closing shall occur on the date of, and immediately prior to, the Transaction Closing.

(b) KAC shall provide written notice (which may be given via e-mail) to the Subscriber (the “Closing Notice”) that KAC reasonably expects the Transaction Closing to occur on a date specified in the notice (the “Scheduled Closing Date”) that is not less than five (5) business days from the date of the Closing Notice, which Closing Notice shall contain KAC’s wire instructions for an escrow account (the “Escrow Account”) established by KAC with a third party escrow agent (the “Escrow Agent”) to be identified in the Closing Notice. At least two (2) business days prior to the Scheduled Closing Date (unless otherwise agreed to in writing by KAC), the Subscriber shall deliver to the Escrow Account the aggregate Purchase Price for the Shares subscribed (the “Aggregate Purchase Price”) by wire transfer of U.S. dollars in immediately available funds. The wire transfer shall identify the Subscriber and, unless otherwise agreed by KAC and the Escrow Agent, the funds shall be wired from an account in the Subscriber’s name. Upon the Closing, KAC shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to KAC against the issuance to the Subscriber of the Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or those incurred by Subscriber), in book-entry form as set forth in Section 2(c) below.

(c) Promptly after the Closing, KAC (or, after the Closing, ZOOZ) shall deliver (or cause the delivery of) the Shares to the Subscriber in book-entry form with restrictive legends in the amount as set forth on the signature page hereto or to a custodian designated in writing by the Subscriber, as applicable, as indicated below.

(d) The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder, and any such termination will occur solely pursuant to Section 8 below. If (i) this Subscription Agreement is terminated prior to the Closing or (ii) the Closing Date does not occur within three (3) business days after the Scheduled Closing Date specified in the Closing Notice, and, in either case, and any funds have already been sent by the Subscriber to the Escrow Account, KAC shall or shall instruct the Escrow Agent to promptly (but not later than five (5) business days after the Scheduled Closing Date specified in the Closing Notice), return the funds delivered by the Subscriber for payment of the Shares by wire transfer in immediately available funds to the account specified in writing by Subscriber (provided, that the failure of the Closing Date to occur within such three (3) business day period and the return of the relevant funds shall not relieve Subscriber from its obligations under this Subscription Agreement for a subsequently rescheduled Closing Date determined by KAC in good faith).

(e) Simultaneously with the execution and delivery of this Subscription Agreement, the Subscriber shall deliver to KAC and ZOOZ a duly completed and executed U.S. Internal Revenue Service Form W-9 or appropriate Form W-8.

3. Closing Conditions. In addition to the condition set forth in the first sentence of Section 2(a) above:

(a) The Closing is subject to the satisfaction, or valid waiver by each of KAC, ZOOZ and the Subscriber, of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred (other than any such suspension with respect to the Shares in connection with the Transaction Closing if, as part of the Transaction, ZOOZ Shares are expected to be admitted to trading);

(ii) no governmental authority of competent jurisdiction with respect to the sale of the Shares shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii) all material conditions precedent to the Transaction Closing set forth in the Transaction Agreement shall have been satisfied (as determined in good faith by the parties to the Transaction Agreement) or waived by the parties thereto in accordance with the requirements of the Transaction Agreement (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing).

(b) The obligations of KAC to consummate the Closing are also subject to the satisfaction or valid waiver by KAC and ZOOZ of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by the Subscriber of each of the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement as of the Closing Date; and

(ii) the Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Subscriber at or prior to Closing.

(c) The obligations of the Subscriber to consummate the Closing are also subject to the satisfaction or valid waiver by the Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of KAC and ZOOZ contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by KAC and ZOOZ of each of the representations, warranties and agreements of KAC and ZOOZ contained in this Subscription Agreement as of the Closing Date;

(ii) KAC shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) the Zooz Shares shall have been approved for listing on the Nasdaq Capital Market (or other Nasdaq U.S. market tier) (“Nasdaq”) (or, at the election of KAC and ZOOZ, the New York Stock Exchange (“NYSE”)), subject to official notice of issuance;

(iv) the terms of the Transaction Agreement (including the conditions thereto) shall not have been amended, modified or waived in a manner that would reasonably be expected to be materially adverse to the economic benefits that Subscriber (in its capacity as such) would reasonably expect to receive under this Subscription Agreement without the written consent of Subscriber; and

(v) there shall have been no amendment, waiver or modification to any other subscription agreements entered into in connection with the Offering contemplated hereby (the “Other Subscription Agreements”) that materially benefits the subscriber thereunder (an “Other Subscriber”) unless the Subscriber has been offered the substantially similar benefits (excluding Strategic Arrangements (as defined below)).

4. KAC Representations and Warranties. KAC represents and warrants to the Subscriber that:

(a) KAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. KAC has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. This Subscription Agreement has been duly authorized, executed and delivered by KAC and is enforceable against KAC in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(b) The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be free and clear of any liens or other restrictions whatsoever (other than any liens or restrictions created by Subscriber or imposed by applicable securities laws) in accordance with the terms of this Subscription Agreement, and will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under KAC’s organizational documents or applicable law.

(c) Assuming the accuracy of the Subscriber’s representations and warranties in Section 6, the execution, delivery and performance of this Subscription Agreement and the consummation by KAC of the transactions that are the subject of this Subscription Agreement (including the issuance and sale of the Shares) in compliance herewith will be done in accordance with the rules of Nasdaq (or NYSE, as applicable) and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of KAC or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which KAC or any of its subsidiaries is a party or by which KAC or any of its subsidiaries is bound or to which any of the property or assets of KAC is subject, which would have a Material Adverse Effect on KAC or materially affect the validity of the Shares or the legal authority or ability of KAC to perform in all material respects its obligations under this Subscription Agreement; (ii) any material violation of the provisions of the organizational documents of KAC; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over KAC or any of its properties that would have a Material Adverse Effect. For purposes of this Subscription Agreement, a “Material Adverse Effect” with respect to any person means a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of such person.

(d) KAC has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the Subscriber could become liable (it being understood that the Subscriber shall effectively bear its pro rata share of any such expense indirectly as a result of its investment in KAC). KAC is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Class A Shares in the Offering.

(e) KAC is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(f) Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 6, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, it is not necessary to register the Shares under the Securities Act of 1933, as amended (the “Securities Act”).

(g) KAC has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, since its initial public offering (the “IPO”) (such reports, together with any materials filed or furnished thereafter by KAC under the Exchange Act, whether or not any such reports were required, the “SEC Reports”). As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed by KAC complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the SEC Reports, when filed (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by KAC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of KAC included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing). Such financial statements (excluding, for the avoidance of doubt, any pro forma financial statements which include the financial information of ZOOZ) have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of KAC and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(h) Other than the Other Subscription Agreements and the Transaction Agreement, KAC has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s investment in KAC. No Other Subscription Agreement includes terms and conditions that are materially more advantageous to any such Other Subscriber than the Subscriber hereunder, unless the Subscriber has been offered the substantially similar benefits, and such Other Subscription Agreements have not been amended or modified in any material respect following the date of this Subscription Agreement unless the Subscriber has been offered a substantially similar amendment. For the avoidance of doubt, the foregoing shall exclude any commercial arrangements entered into by KAC or ZOOZ with Other Subscribers that have executed Other Subscription Agreements and that KAC or ZOOZ has determined are strategic investors (“Strategic Arrangements”).

(i) Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on KAC or materially affect the validity of the Shares or the legal authority or ability of KAC to perform in all material respects its obligations under this Subscription Agreement, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over KAC, pending, or, to the knowledge of KAC, threatened in writing against KAC, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against KAC.

(j) KAC is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, including the issuance of the Shares (other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with Section 7, (iv) consents required for the consummation of the transactions contemplated by the Transaction Agreement, (v) those required by the Nasdaq (or if applicable, NYSE), including with respect to obtaining approval of KAC’s shareholders, (vi) filings pursuant to applicable antitrust laws, and (vii) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Subscription Agreement that KAC reasonably expects to receive on or prior to the Closing), in each case, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on KAC or materially affect the validity of the Shares or the legal authority or ability of KAC to perform in all material respects its obligations under this Subscription Agreement.

(k) KAC understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Subscriber.

5. ZOOZ Representations and Warranties. ZOOZ represents and warrants to the Subscriber that:

(a) ZOOZ is a company duly organized, validly existing under the Israeli Companies Law, 5759-1999 and is not categorized as a “Company in Breach” (חברה מפרה) with the Israeli Registrar of Companies. ZOOZ has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement. ZOOZ has all requisite corporate power and authority to execute and deliver this Subscription Agreement and the once authorized, this Subscription Agreement will be enforceable against ZOOZ in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(b) ZOOZ has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the Subscriber could become liable.

(c) Assuming the accuracy of the Subscriber’s representations and warranties in Section 6, the execution, delivery and performance of this Subscription Agreement and the consummation by ZOOZ of the transactions that are the subject of this Subscription Agreement (including the issuance and sale of the Shares) in compliance herewith will be done in accordance with the rules of Nasdaq (or NYSE, as applicable) and none of the foregoing will result in (i) a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of ZOOZ or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which ZOOZ or any of its subsidiaries is a party or by which ZOOZ or any of its subsidiaries is bound or to which any of the property or assets of ZOOZ is subject, which would have a Material Adverse Effect on ZOOZ or materially affect the validity of the Shares or the legal authority or ability of ZOOZ to perform in all material respects its obligations under this Subscription Agreement; (ii) any material violation of the provisions of the organizational documents of ZOOZ; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over ZOOZ or any of its properties that would have a Material Adverse Effect.

(d) Other than the Other Subscription Agreements and the Transaction Agreement, ZOOZ has not entered into any side letter or similar agreement with any Other Subscriber in connection with such Other Subscriber’s investment in KAC or ZOOZ.

(e) Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on ZOOZ or materially affect the validity of the Shares or the legal authority or ability of ZOOZ to perform in all material respects its obligations under this Subscription Agreement, as of the date hereof, there is no (i) action, suit, claim or other proceeding by or before any governmental or other regulatory or self-regulatory agency, entity or body with authority or jurisdiction over ZOOZ, pending, or, to the knowledge of ZOOZ, threatened in writing against ZOOZ, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against ZOOZ.

(f) ZOOZ is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, including the issuance of the Shares (other than (i) consents of, and filings required by, the SEC and the Tel Aviv Stock Exchange, (ii) filings required by applicable state securities laws, (iii) the filings required in accordance with Section 7, (iv) consents required for the consummation of the transactions contemplated by the Transaction Agreement, (v) those required by the Nasdaq (or if applicable, NYSE), (vi) filings pursuant to applicable antitrust laws, and (vii) consents or other approvals, waivers or authorizations required for the consummation of the transactions contemplated by this Subscription Agreement that ZOOZ reasonably expects to receive on or prior to the Closing), in each case, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on ZOOZ or materially affect the validity of the Shares or the legal authority or ability of ZOOZ to perform in all material respects its obligations under this Subscription Agreement.

(g) ZOOZ understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Subscriber.

6. Subscriber Representations, Warranties and Covenants. The Subscriber represents and warrants to KAC and ZOOZ that:

(a) The Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and, accordingly, represents the applicable additional matters under clause (i) or (ii) below:

(i) Applicable to U.S. investors: At the time the Subscriber was offered the Shares, it was, and as of the date hereof, the Subscriber is (x) a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, and (y) is acquiring the Shares only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. The Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

(ii) Applicable to non-U.S. investors: The Subscriber understands that the sale of the Shares is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). The Subscriber is not a U.S. Person (as defined in Regulation S), it is acquiring the Shares in an offshore transaction in reliance on Regulation S, and it has received all the information that it considers necessary and appropriate to decide whether to acquire the Shares hereunder. The Subscriber is not relying on any statements or representations made in connection with the transactions contemplated hereby other than representations contained in this Subscription Agreement. The Subscriber understands and agrees that Securities sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein.

(b) The Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares issued at the Closing have not been registered under the Securities Act. The Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act except (i) to KAC (or, after the Transaction Closing, ZOOZ) or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates (if any) or any book-entry shares representing the Shares issued at the Closing shall contain a legend or restrictive notation to such effect. The Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The Subscriber understands and agrees that the Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(c) The Subscriber understands and agrees that the Subscriber is purchasing Shares directly from KAC. The Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to the Subscriber by KAC, ZOOZ, or any of their respective officers or directors, or any other person, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication. Except for the representations, warranties and agreements of KAC and ZOOZ expressly set forth in this Subscription Agreement, the Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Transaction, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of KAC and ZOOZ, including all business, legal, regulatory, accounting, credit and tax matters.

(d) The Subscriber acknowledges and agrees that the Subscriber has received such information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has received and carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of KAC, dated as of April 8, 2021, and filed with the SEC (file No. 333-261500) on January 26, 2022 (the “IPO Prospectus”), (ii) each filing made by KAC with the SEC following the filing of the IPO Prospectus through the date of this Subscription Agreement, and (iii) the Transaction Agreement, a copy of which has be filed by KAC with the SEC. The Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the full opportunity to ask KAC’s and ZOOZ’s management questions, receive such answers and obtain such information as the Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Subscriber has conducted its own investigation of KAC, ZOOZ and the Shares and the Subscriber has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Shares. The Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to purchase the Shares hereunder, except as otherwise provided herein.

(e) The Subscriber became aware of the Offering of the Shares solely by means of direct contact between the Subscriber and KAC, ZOOZ or a representative of KAC, ZOOZ, and the Shares were offered to the Subscriber solely by direct contact between the Subscriber and KAC, ZOOZ, or a representative of KAC or ZOOZ. The Subscriber acknowledges that KAC represents and warrants that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Subscriber has a substantive pre-existing relationship with KAC or ZOOZ or their respective affiliates. Neither the Subscriber, nor any of its directors, officers, employees, agents, equity holders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(f) The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Documents and in KAC’s filings with the SEC. The Subscriber is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision. The Subscriber (i) is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (ii) has exercised independent judgment in evaluating the Subscriber’s participation in the purchase of the Shares. The Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the Offering (i) are fully consistent with the Subscriber’s financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Subscriber, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under the Subscriber’s organizational documents or under any law, rule, regulation, agreement or other obligation by which the Subscriber is bound and (v) are a fit, proper and suitable investment for the Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Shares.

(g) Alone, or together with any professional advisor(s), the Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Subscriber and that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in KAC (and after the Transaction Closing, ZOOZ). The Subscriber acknowledges specifically that a possibility of total loss of the Aggregate Purchase Price exists.

(h) In making its decision to purchase the Shares, the Subscriber has relied solely upon independent investigation made by the Subscriber and the representations and warranties of KAC and ZOOZ set forth herein. The Subscriber acknowledges and agrees that the Subscriber has (i) received, reviewed and understood the offering materials made available to the Subscriber in connection with the Offering, (ii) had access to, and an adequate opportunity to review, financial and other information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares, (iii) had the opportunity to ask questions of and receive answers from KAC and ZOOZ directly, and (iv) conducted and completed the Subscriber’s own independent due diligence with respect to the Transaction; provided, that neither the due diligence investigation conducted by the Subscriber in connection with making its decision to acquire the Shares nor any representations and warranties made by the Subscriber herein shall modify, amend or affect the Subscriber’s right to rely on the truth, accuracy and completeness of KAC’s or ZOOZ’s representations and warranties contained herein.

(i) The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the Offering or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the Disclosure Documents.

(j) If an entity, the Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation. The Subscriber has the power and authority to enter into, deliver and perform the Subscriber’s obligations under this Subscription Agreement. The execution, delivery and performance by the Subscriber of this Subscription Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any law, statute, rule or regulation applicable to the Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound, and, if the Subscriber is not an individual, will not violate any provisions of the Subscriber’s organizational documents. The signature on this Subscription Agreement is genuine, and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same or, if the Subscriber is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(k) The Subscriber is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (iv) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If the Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Shares were legally derived.

(l) Neither the Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with the Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Shares by the Subscriber will not subject KAC or ZOOZ to any Disqualification Event.

(m) The Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to KAC and ZOOZ.

(n) The Subscriber has, and on each date any portion of the Aggregate Purchase Price would be required to be funded to KAC pursuant to this Subscription Agreement will have, sufficient immediately available funds to pay the Aggregate Purchase Price.

(o) The Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of KAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(p) The Subscriber hereby acknowledges and agrees that it will not, and will cause each person acting at the Subscriber’s direction or pursuant to any understanding with the Subscriber to not, directly or indirectly offer, sell, pledge, contract to sell or sell any option to purchase, or engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, in each case that result in Subscriber having a net short cash position in respect of the Class A Shares until the Closing (or such earlier termination of this Subscription Agreement in accordance with its terms). For the avoidance of doubt, nothing contained herein shall prohibit the Subscriber from (i) any purchase of securities by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement, or (ii) any sale (including the exercise of any redemption right) of securities of KAC (A) held by Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates prior to the execution of this Subscription Agreement or (B) purchased by the Subscriber, its controlled affiliates or any person or entity acting on behalf of the Subscriber or any of its controlled affiliates in an open market transaction after the execution of this Subscription Agreement. Notwithstanding the foregoing, (x) nothing herein shall prohibit other entities under common management with the Subscriber that have no knowledge of this Subscription Agreement or of the Subscriber’s participation in the Offering or the Transaction (including the Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and (y) if the Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of the Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Subscription Agreement.

(q) The Subscriber understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by KAC and ZOOZ.

7. Registration and Registration Rights.

(a) Subject to Section 7(b) hereof, KAC and ZOOZ each agrees that it shall use commercially reasonable efforts to cause either (i) the Consideration Shares to be registered pursuant to the registration statement on Form F-4 (as amended or supplemented from time to time, and including the Proxy Statement contained therein, the “Form F-4 Registration Statement”) filed with the SEC in connection with the registration under the Securities Act of, among other things, the ZOOZ Shares to be issued under the Transaction Agreement to the holders of Class A Shares outstanding prior to the effective time of the Transaction, which Transaction Registration Statement will also contain a proxy statement of KAC for the purpose of soliciting proxies from KAC’s shareholders for the matters to be acted upon at the extraordinary general meeting of KAC’s shareholders to be held in connection with the approval of the Business Combination, or (ii) the Shares to be registered on a registration statement on Form F-1 to be filed with the SEC prior to the Transaction Closing (the “Form F-1 Registration Statement”; the Form F-4 Registration Statement or the Form F-1 Registration Statement, as applicable, is referred to herein as the “Transaction Registration Statement”), such determination to be in the sole discretion of KAC and ZOOZ. The obligation of KAC and ZOOZ to include the Shares in the Transaction Registration Statement are contingent upon the Subscriber furnishing in writing to KAC and ZOOZ such information regarding the Subscriber, the securities of KAC held by the Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by KAC or ZOOZ to effect the registration of the Shares, and the Subscriber shall execute such documents in connection with such registration as KAC or ZOOZ may reasonably request.

(b) To the extent it is not possible to register all of the Subscriber’s Shares pursuant to the Transaction Registration Statement, ZOOZ agrees that, within thirty (30) calendar days after the Transaction Closing (the “Filing Deadline”), ZOOZ will file with the SEC (at ZOOZ’s sole cost and expense) a registration statement registering the resale of the Consideration Shares (a “Resale Registration Statement” and, together with the Transaction Registration Statement, a “Registration Statement”), and ZOOZ shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof. ZOOZ agrees that ZOOZ will use its commercially reasonable efforts to cause such Resale Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective with respect to the Consideration Shares until the earlier of (i) two years from the issuance of the Shares, (ii) the date on which the Subscriber ceases to hold the Consideration Shares covered by such Resale Registration Statement, or (iii) the first date on which the Subscriber can sell all of its Consideration Shares (or shares received in exchange therefor) under Rule 144 under the Securities Act (“Rule 144”) without limitation as to the manner of sale or the amount of such securities that may be sold. The Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, of the Consideration Shares to ZOOZ (or its successor) upon request to assist ZOOZ in making the determination described above. ZOOZ’s obligations to include the Consideration Shares in the Resale Registration Statement are contingent upon the Subscriber furnishing in writing to ZOOZ such information regarding the Subscriber, the securities of ZOOZ held by the Subscriber and the intended method of disposition of the Consideration Shares as shall be reasonably requested by ZOOZ to effect the registration of the Consideration Shares, and the Subscriber shall execute such documents in connection with such registration as ZOOZ may reasonably request that are customary of a selling shareholder in similar situations. If the SEC prevents ZOOZ from including any or all of the Consideration Shares proposed to be registered for resale under the Resale Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of ZOOZ’s securities by the applicable shareholders or otherwise, (i) such Resale Registration Statement shall register for resale such number of ZOOZ securities which is equal to the maximum number of ZOOZ securities as is permitted by the SEC and (ii) the number of ZOOZ securities to be registered for each selling shareholder named in the Resale Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Consideration Shares under Rule 415 under the Securities Act, ZOOZ shall file a new Resale Registration Statement to register such Consideration Shares not included in the initial Resale Registration Statement and cause such Resale Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 7. ZOOZ will provide a draft of the Resale Registration Statement to the Subscriber for review reasonably in advance of filing the Resale Registration Statement. In no event shall the Subscriber be identified as a statutory underwriter in the Resale Registration Statement unless requested by the SEC; provided, that if the SEC requests that the Subscriber be identified as a statutory underwriter in the Resale Registration Statement, the Subscriber will have an opportunity to withdraw from the Resale Registration Statement. For purposes of clarification, any failure by ZOOZ to file the Resale Registration Statement by the Filing Deadline shall not otherwise relieve ZOOZ of its obligations to file the Resale Registration Statement or effect the registration of the Consideration Shares set forth in this Section 7. For as long as the Subscriber holds the Consideration Shares issued pursuant to this Subscription Agreement, ZOOZ will (A) make and keep public information available, as those terms are understood and defined in Rule 144, (B) file in a timely manner all reports and other documents with the SEC required under the Exchange Act, as long as ZOOZ remains subject to such requirements, and (C) provide all customary and reasonable cooperation necessary, in each case, to enable the Subscriber to resell the Consideration Shares pursuant to the Resale Registration Statement or Rule 144 (when Rule 144 becomes available to the Subscriber), as applicable.

(c) KAC or ZOOZ, as applicable, shall, at its sole expense, advise the Subscriber within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as ZOOZ is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, ZOOZ shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) ZOOZ may delay filing or suspend the use of any such Resale Registration Statement if it determines that in order for the Resale Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of ZOOZ or would require premature disclosure of information that could materially adversely affect ZOOZ (each such circumstance, a “Suspension Event”); provided, that ZOOZ may not delay or suspend a Resale Registration Statement on more than two (2) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred fifty (150) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from ZOOZ of the happening of any Suspension Event during the period that the Resale Registration Statement is effective or if as a result of a Suspension Event the Resale Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that it will (i) immediately discontinue offers and sales of the Consideration Shares under the Resale Registration Statement until the Subscriber receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from ZOOZ that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by ZOOZ unless otherwise required by applicable law. If so directed by ZOOZ, the Subscriber will deliver to ZOOZ or destroy all copies of the prospectus covering the Consideration Shares in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Consideration Shares shall not apply to (i) the extent the Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(e) From and after the Closing, ZOOZ agrees to indemnify and hold the Subscriber, each person, if any, who controls the Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Subscriber within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Subscriber effects or executes the resale of any Shares (collectively, the “Subscriber Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by the Subscriber Indemnified Parties directly that are (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or any other registration statement which covers the Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or (ii) caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except, in the cases of both (i) and (ii), to the extent insofar as the same are (A) caused by or contained in any information or affidavit so furnished in writing to ZOOZ or KAC by the Subscriber for use therein, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 under the Securities Act) that was not authorized in writing by ZOOZ, or (D) in connection with any offers or sales effected by or on behalf of the Subscriber in violation of this Subscription Agreement. Notwithstanding the forgoing, ZOOZ’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of ZOOZ (which consent shall not be unreasonably withheld, delayed or conditioned).

(f) From and after the Closing, the Subscriber agrees to, severally and not jointly with any Other Subscriber in the Offering contemplated hereby or any other selling shareholders using the applicable Registration Statement, indemnify and hold KAC and ZOOZ, as applicable, and the officers, employees, directors, partners, members, attorneys and agents of KAC and ZOOZ, as applicable, each person, if any, who controls KAC and ZOOZ, as applicable, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of KAC and ZOOZ, as applicable, within the meaning of Rule 405 under the Securities Act (collectively, the “ZOOZ/KAC Indemnified Parties”), harmless against any and all Losses incurred by the ZOOZ/KAC Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Shares (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to ZOOZ or KAC by the Subscriber expressly for use therein. In no event shall the liability of the Subscriber under this Section 7(f) be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Notwithstanding the forgoing, the Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of: (a) the mutual written agreement of KAC, the Subscriber and ZOOZ to terminate this Subscription Agreement; (b) such date and time as the Transaction Agreement is terminated in accordance with its terms; or (c) written notice by either (x) KAC and ZOOZ to the Subscriber or (y) the Subscriber to KAC and ZOOZ to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to the Outside Date (as defined in the Transaction Agreement and as may be extended pursuant to the terms thereof); provided that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. KAC shall notify the Subscriber of the termination of the Transaction Agreement promptly after the termination thereof and (ii) the provisions of Sections 8 through 11 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely. KAC or ZOOZ shall notify the Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 8, any monies paid by the Subscriber to KAC for the Aggregate Purchase Price hereunder shall be promptly returned to the Subscriber.

9. Trust Account Waiver. The Subscriber hereby represents and warrants that it has read the IPO Prospectus and understands that KAC has established a trust account (the “Trust Account”) containing the proceeds of the IPO and any overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of KAC’s public shareholders (including overallotment shares acquired by KAC’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the IPO Prospectus, KAC may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their KAC shares in connection with the consummation of KAC’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Shareholders if KAC fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO, subject to extension by amendment to KAC’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, as necessary to pay any taxes, and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable, or (d) to KAC after or concurrently with the consummation of a Business Combination. For and in consideration of KAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither the Subscriber nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any proposed or actual business relationship between KAC or its Representatives, on the one hand, and the Subscriber or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability, and the Subscriber further waives its right to any distributions from the Trust Account with respect to the Shares in the event of KAC’s liquidation (collectively, the “Released Claims”). The Subscriber, on behalf of itself and its affiliates, hereby irrevocably waives any Released Claims that the Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with KAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with KAC or its affiliates). The Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by KAC and its affiliates to induce KAC to enter in this Subscription Agreement, and the Subscriber further intends and understands such waiver to be valid, binding and enforceable against the Subscriber and each of its affiliates under applicable law. To the extent the Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to KAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against KAC or its Representatives, the Subscriber hereby acknowledges and agrees that the Subscriber’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to KAC or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, KAC and its Representatives, as applicable, shall be entitled to recover from the Subscriber and its affiliates the associated legal fees and costs in connection with any such action in the event KAC or its Representatives, as applicable, prevails in such action or proceeding. The Subscriber further agrees not to redeem any Shares (excluding, for the avoidance of doubt, any Class A Shares purchased by the Subscriber in the open market). Notwithstanding the foregoing, this Section 9, shall not affect any rights of Subscriber or its affiliates as a Public Shareholder to receive distributions from the Trust Account in its capacity as a Public Shareholder with respect to Class A Shares other than the Shares upon the redemption of their shares or the liquidation of KAC if it does not consummate a Business Combination prior to its deadline to do so. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 9 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

10. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights or obligations that may accrue to the Subscriber hereunder (other than the Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by the Subscriber without the prior written consent of KAC and ZOOZ, and any purported transfer or assignment without such consent shall be null and void ab initio.

(b) KAC may request from the Subscriber such additional information as KAC may reasonably deem necessary to evaluate the eligibility of the Subscriber to acquire the Shares, and the Subscriber shall provide such information to KAC as may be reasonably requested, it being understood by the Subscriber that KAC may without any liability hereunder reject the Subscriber’s subscription prior to the Closing Date in the event that the Subscriber fails to provide such additional information requested by KAC to evaluate the Subscriber’s eligibility or KAC determines that the Subscriber is not eligible. On or prior to the Closing Date, KAC and the Subscriber shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

(c) The Subscriber acknowledges that KAC, ZOOZ, and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Subscription Agreement as if they were made directly to them. Prior to the Closing, the Subscriber agrees to promptly notify KAC and ZOOZ if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The Subscriber agrees that the purchase by the Subscriber of Shares from KAC will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Subscriber as of the time of such purchase. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(d) Each of KAC and ZOOZ is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of KAC and ZOOZ (such consent not to be unreasonably withheld or delayed).

(e) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f) This Subscription Agreement may not be amended, modified or terminated except by an instrument in writing, signed by KAC, ZOOZ and the Subscriber. This Subscription Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by KAC or ZOOZ and the Subscriber in connection with the Offering).

(h) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) The Subscriber shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(m) The Subscriber hereby consents to the publication and disclosure in any press release issued by KAC or Current Report on Form 8-K filed by KAC with the SEC in connection with the execution and delivery of this Subscription Agreement and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by KAC or ZOOZ to any governmental authority or to security holders of KAC or ZOOZ) of the Subscriber’s identity and beneficial ownership of Shares and the nature of the Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by KAC, a copy of this Subscription Agreement or the form hereof. The Subscriber will promptly provide any information reasonably requested by KAC for any regulatory application or filing made or approval sought in connection with the Transaction or the Closing (including filings with the SEC).

(n) This Subscription Agreement and all actions or matters based hereon, or arising out of, under, or in connection herewith or any transaction contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws that would result in the application of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 10(o). Nothing in this Section 10(n) shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Subscription Agreement or any transaction contemplated hereby.

(o) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or e-mail, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to KAC at or prior to the Transaction Closing, to:

Keyarch Acquisition Corporation
275 Madison Avenue, 39th Floor
New York, New York 10016
Attn: Kai Xiong, Chief Executive Officer
E-mail: kxiong@keywisecapital.com

with a copy (which shall not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, New York 10105
Attn: Stuart Neuhauser, Esq.
Matthew A. Gray, Esq.
E-mail: sneuhauser@egsllp.com
mgray@egsllp.com

If to KAC after to the Transaction Closing or to ZOOZ, to: Zooz Power Ltd. 13 Hamelacha St., Lod 7152025 Israel Attn: Boaz Weizer, Chief Executive Officer E-mail: boaz.weizer@zoozpower.com	with copies (which shall not constitute notice) to: Shibolet & Co. 4 Yitzhak Sadeh St. Tel Aviv 6777504 Israel Attn: Ofer Ben-Yehuda E-mail: O.Ben-Yehuda@shibolet.com
Notice to the Subscriber shall be given to the address underneath the Subscriber’s name on the signature page hereto.

(p) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of KAC prior to the Closing will include KAC’s sponsor, Keyarch Global Sponsor Limited, a Cayman Islands exempted company.

(q) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

(r) The legend described in Section 6(b) herein shall be removed and ZOOZ shall issue a certificate (or cause book-entries to be reflected) without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), within five (5) business days of written request by the Subscriber (i) if such Shares are registered for resale under the Securities Act, and the holder has sold or proposes to sell such Shares pursuant to such registration, (ii) in connection with a sale, assignment or other transfer, such holder provides ZOOZ with an opinion of counsel, in a form reasonably acceptable to ZOOZ, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Shares can be sold, assigned or transferred without restriction or current public information requirements pursuant to Rule 144, including any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and any requirement for ZOOZ to be in compliance with the current public information required under Rule 144(c) or Rule 144(i), as applicable, and in each case, the holder provides ZOOZ with a customary undertaking to effect any sales or other transfers in accordance with the Securities Act. ZOOZ shall be responsible for the fees of the applicable transfer agent, its legal counsel and all DTC fees associated with such issuance, including the fees for causing its counsel to deliver a legal opinion, if any, to the transfer agent in connection with transfers under Rule 144 by the Subscriber and the Subscriber shall be responsible for all other fees and expenses (including any applicable broker fees or transfer taxes). To the extent required by ZOOZ’s transfer agent, ZOOZ shall use commercially reasonable efforts to cause its legal counsel to deliver a customary opinion within five (5) business days of the delivery of all reasonably necessary representations and other documentation from Subscriber as reasonably requested by ZOOZ’s transfer agent.

11. Non-Reliance and Exculpation. The Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of KAC and ZOOZ contained in this Subscription Agreement in making its investment or decision to invest in KAC or ZOOZ. The Subscriber agrees that no other purchaser pursuant to other subscription agreements entered into in connection with the Offering (including the controlling persons, members, officers, directors, partners, agents, employees or other representatives of any such other purchaser) shall be liable to the Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

12. Independent Nature of Investment. The obligations of the Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under the Other Subscription Agreements. The decision of the Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by the Subscriber independently of any Other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of KAC or ZOOZ or any of their respective subsidiaries which may have been made or given by any Other Subscriber or by any agent, employee or other representative of any Other Subscriber, and neither the Subscriber nor any of its agents, employees or other representatives shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by the Subscriber or Other Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscriber and Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. The Subscriber acknowledges that no Other Subscriber has acted as agent for the Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of the Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. The Subscriber shall be entitled to independently protect and enforce its rights under this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

{Remainder of page intentionally left blank. Signature pages follow.}

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KEYARCH ACQUISITION CORPORATION

By:
Name:
Title:

ZOOZ POWER LTD.

By:
Name:
Title:

{Signature Page to Subscription Agreement}

{SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Subscriber: _________________________________________________________

Signature of Authorized Signatory of Subscriber: _____________________________________

Name of Authorized Signatory: ___________________________________________________

Title of Authorized Signatory: ____________________________________________________

Address for Notice to Subscriber:

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Attention: ____________________________________________________________

E-mail:_______________________________________________________________

Facsimile No.:__________________________________________________________

Telephone No.:_________________________________________________________

Address for Delivery of Shares to Subscriber (if not same as address for notice):

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

Subscription Amount: $

Number of Shares:

Subscriber status (mark one):      ☐ U.S. investor      ☐ Non-U.S. investor

EIN Number:

Exhibit A

Accredited Investor Questionnaire

Capitalized terms used and not defined in this Exhibit A shall have the meanings given in the Subscription Agreement to which this Exhibit A is attached. The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

_______ (i)	A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of the Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of the Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of the Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

_______ (ii)	A natural person who had an individual income in excess of $200,000, or joint income with the Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” the Subscriber should add to the Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_______ (iii)	A director or executive officer of Keyarch Acquisition Corporation;

_______ (iv)	A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

_______ (v)	A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

_______ (vi)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

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_______ (vii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

_______ (viii)	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

_______ (ix)	An insurance company as defined in Section 2(13) of the Exchange Act;

_______ (x)	An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

_______ (xi)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_______ (xii)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

_______ (xiii)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______ (xiv)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______ (xv)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______ (xvi)	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

_______ (xvii)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in Keyarch Acquisition Corporation;

_______ (xviii)	A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_______ (xix)	A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

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_______ (xx)	A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

_______ (xxi)	An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

_______ (xxii)	An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

_______ (xxiii)	The Subscriber does not qualify under any of the investor categories set forth in (i) through (xxii) above.

2.1	Type of the Subscriber. Indicate the form of entity of the Subscriber:

☐	Individual	☐	Limited Partnership
☐	Corporation	☐	General Partnership
☐	Revocable Trust	☐	Limited Liability Company
☐	Other Type of Trust (indicate type):
☐	Other (indicate form of organization):

2.2.1	If the Subscriber is not an individual, indicate the approximate date the Subscriber entity was formed: _____________________.

2.2.2	If the Subscriber is not an individual, initial the line below which correctly describes the application of the following statement to the Subscriber’s situation: the Subscriber (x) was not organized or reorganized for the specific purpose of acquiring the Shares and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in the Subscriber.

__________          True                    __________          False

If the “False” line is initialed, each person participating in the entity will be required to fill out a Subscription Agreement.

Subscriber:

Subscriber Name:

By:
Signatory Name:
Signatory Title:
Date:

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